UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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The Advisors’ Inner Circle Fund III
(Name of Registrant as Specified In Charter)

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THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FS Multi-Strategy Alternatives Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at

https://fsinvestments.com/investments/all-investments/fsmsx/

December 6, 2022

As a shareholder of the FS Multi-Strategy Alternatives Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of Mariner Investment Group, LLC (“Mariner”) as a sub-adviser to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

Summary of Information Statement

As discussed in greater detail in the Information Statement, at a meeting held on September 15, 2022, the Board of Trustees of the Trust (the “Board”) approved an investment sub-advisory agreement between FS Fund Advisor, LLC (the “Adviser”), the investment adviser to the Fund, and Mariner, pursuant to which Mariner serves as an underlying manager to the Fund. The appointment of Mariner became effective on October 12, 2022.

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission, the Adviser may enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliates of the Trust, the Fund or the Adviser with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires the Fund to furnish shareholders with information about new sub-advisers and their sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about Mariner and the new sub-advisory agreement.

You may print and view the full Information Statement on the internet at https://fsinvestments.com/investments/all-investments/fsmsx/. The Information Statement will be available on the website until at least March 15, 2023. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-877-628-8575 or by mail at: FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 (Express Mail Address: FS Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). The Fund’s most recent semi-annual report is available upon request, without charge, by contacting your financial intermediary, writing to FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 or calling 1-877-628-8575.

December 6, 2022

Dear FS Multi-Strategy Alternatives Fund Investor:

As you know, we continually monitor and manage the sub-advisers of the FS Multi-Strategy Alternatives Fund (the “Fund”). A dedicated team of investment professionals evaluates the sub-advisers’ performance, portfolios, organizational structure, team composition, investment process and adherence to investment guidelines on an ongoing basis to ensure that the Fund’s sub-advisers maintain an overall investment approach that meets our risk and return objectives.

We typically allocate the assets of the Fund among a number of (i) asset managers (each, an “Underlying Manager” and together, the “Underlying Managers”) that directly manage a portion of Fund assets in alternative investment strategies, and (ii) alternative beta providers that offer the Fund exposure to the “beta” portion — or market-related portion — of the returns of particular investment strategies. The Underlying Managers are sub-advisers to the Fund. FS Fund Advisor, LLC (the “Adviser”), with the assistance of the Fund’s primary sub-adviser, Wilshire Advisors LLC (“Wilshire” and together with the Underlying Managers, the “Sub-Advisers”), determines the allocation of the Fund’s assets.

Consistent with this rigorous approach, the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) approved the appointment of Mariner Investment Group, LLC (“Mariner”) to serve as an Underlying Manager to the Fund, effective on October 12, 2022. The Board made this decision, based upon the Adviser’s and Wilshire’s recommendations, for portfolio construction-related reasons.

Please take a moment to read the enclosed Information Statement that describes the changes discussed above. We believe that these changes are in the best interests of the Fund and its shareholders and assure you that we will continue to closely monitor the Sub-Advisers managing the Fund. If you have any questions about your investment in the Fund, please contact your financial advisor or call 1-877-628-8575.

Best regards,

/s/ Michael C. Forman

Michael C. Forman

Chief Executive Officer

FS Fund Advisor, LLC

201 Rouse Boulevard	Philadelphia, PA 19112	1-877-628-8575	www.fsinvestments.com

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FS Multi-Strategy Alternatives Fund

INFORMATION STATEMENT

December 6, 2022

This information statement (the “Information Statement”) is being made available to the shareholders of the FS Multi-Strategy Alternatives Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of an investment sub-advisory agreement between FS Fund Advisor, LLC (the “Adviser”), the investment adviser to the Fund, and Mariner Investment Group, LLC (“Mariner”), pursuant to which Mariner serves as an investment sub-adviser to the Fund (the “New Sub-Advisory Agreement”).

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), the Adviser may enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliates of the Trust, the Fund or the Adviser with the approval of the Board, but without obtaining shareholder approval. A condition of the order requires the Fund to furnish shareholders with information about Mariner and the New Sub-Advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Pursuant to the terms of an exemptive order issued by the SEC on February 20, 2018 (the “Exemptive Order”), the Adviser employs a so-called “manager of managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts the Fund from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Adviser, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliates of the Trust, the Fund or the Adviser on behalf of the Fund without a shareholder vote.

As described in more detail below, at its regular meeting held on September 15, 2022 (the “Meeting”), the Board approved the appointment of Mariner as an investment sub-adviser to the Fund and the New Sub-Advisory Agreement. The appointment of Mariner became effective on October 12, 2022. The Galton Team, which is a group of credit, prepayment, and structuring specialists within Mariner, is responsible for managing Mariner’s allocated portion of the Fund and seeks to generate alpha across the mortgage and consumer securitized product markets.

The Adviser provides general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets. The Adviser typically allocates the assets of the Fund among a number of (i) asset managers (each, an “Underlying Manager” and together, the “Underlying Managers”) that directly manage a portion of Fund assets in alternative investment strategies, and (ii) alternative beta providers that offer the Fund exposure to the “beta” portion — or market-related portion — of the returns of particular investment strategies. The Adviser, with the assistance of the Fund’s primary sub-adviser, Wilshire Advisors LLC (“Wilshire”), determines the allocation of the Fund’s assets to the Underlying Managers. Chilton Investment Company, LLC (“Chilton”), MidOcean Credit Fund Management, L.P. (“MidOcean”), Crabel Capital Management, LLC (“Crabel”), and Mariner Investment Group, LLC (“Mariner”) (as of October 19, 2022) currently serve as Underlying Managers of the Fund.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In preparation for the Meeting, the Trustees requested that the Adviser and Mariner furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, Mariner and other service providers of the Fund presented or submitted to the Board at the Meeting, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, Mariner and other service providers of the Fund regarding, among other things: (i) the nature, extent and quality of the services to be provided by Mariner; (ii) Mariner’s investment management personnel, including members of the Galton Team within Mariner who will serve as portfolio managers to the Fund; (iii) Mariner’s operations and financial condition; (iv) the proposed sub-advisory fee to be paid to Mariner; (v) Mariner’s compliance program, including a description of any material compliance matters; (vi) Mariner’s policies on and compliance procedures for personal securities transactions; (vii) Mariner’s investment experience; and (viii) the Adviser’s rationale for recommending Mariner.

Representatives from the Adviser and Mariner, along with other Fund service providers, presented additional information and participated in question-and-answer sessions at the Meeting to help the Trustees evaluate Mariner’s services, fee and other aspects of the New Sub-Advisory Agreement. Based on their evaluation of the information provided by the Adviser and Mariner, the Trustees, including all of the Trustees who are not parties to the New Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the “Independent Trustees”) received advice from independent counsel and met in executive session outside the presence of Fund management, the Adviser, and Mariner.

At the Meeting, the Board, including a majority of the Independent Trustees, voting separately, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Mariner; and (ii) the fee to be paid to Mariner, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by Mariner

In considering the nature, extent and quality of the services to be provided by Mariner, the Board reviewed the portfolio management services to be provided by Mariner to the Fund, including the quality and continuity of Mariner’s portfolio management personnel, the resources of Mariner and Mariner’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement. The Trustees also reviewed Mariner’s proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of Mariner. The most recent investment adviser registration form (“Form ADV”) for Mariner was available to the Board, as was the response of Mariner to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by Mariner to the Fund.

The Trustees also considered other services to be provided to the Fund by Mariner such as monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Mariner would be satisfactory.

Costs of Advisory Services

In considering the sub-advisory fee payable by the Adviser to Mariner, the Trustees reviewed, among other things, the proposed sub-advisory fee to be paid to Mariner, as well as the management fees charged by Mariner to other clients with comparable mandates. The Trustees also considered that the Adviser, not the Fund, would pay Mariner pursuant to the New Sub-Advisory Agreement, that the sub-advisory fee payable to Mariner would thus not increase the overall management fee payable by the Fund, and that the fee payable to Mariner would reflect an arms-length negotiation between the Adviser and Mariner. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Mariner.

Investment Performance, Profitability and Economies of Scale

Because Mariner is new to the Fund, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that Mariner might achieve with respect to the Fund or the extent to which economies of scale would be realized by Mariner as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding Mariner’s investment performance with respect to the Fund, Mariner’s profitability, or the extent to which economies of scale would be realized by Mariner as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement is included as Exhibit A to this Information Statement. Set forth below is a summary of all material terms of the New Sub-Advisory Agreement. Although the summary below is qualified in its entirety by reference to the New Sub-Advisory Agreement, shareholders should still read the summary below carefully.

•	Investment Advisory Services

Mariner is responsible for providing the following investment advisory services to the Fund in regard to its allocated portion of the Fund under the New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice, and supervision; (ii) continuously furnishing an investment program consistent with the investment objectives and policies of the Fund; (iii) deciding what investments will be purchased, retained or sold with respect to the Fund; (iv) arranging for the purchase and the sale of investments held by the Fund by placing purchase and sale orders with brokers or dealers selected by Mariner in accordance with Mariner’s brokerage policy and procedures; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution, net price and best overall terms available under the circumstances; and (vi) providing the Adviser, the Trust and the Adviser’s and the Trust’s respective officers with periodic reports concerning the obligations Mariner has assumed under the New Sub-Advisory Agreement as the Adviser and the Trust may reasonably request. All services provided by Mariner under the New Sub-Advisory Agreement are required to be performed in accordance with the Fund’s registration statement, compliance policies and procedures, and governing documents, the instructions and directions of the Adviser and of the Board, and the requirements of the 1940 Act and other applicable laws.

•	Liability of Mariner and Indemnification

Mariner shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund’s Disclosure Documents1 relating to Mariner and Mariner’s affiliates, the Fund’s investment strategies implemented by Mariner and related risks and other information supplied by Mariner for inclusion therein.

Mariner shall generally be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by Mariner in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board from time to time and provided to Mariner; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code (the investments described in this paragraph collectively are referred to as “Improper Investments”).

[1]	“Disclosure Documents” means the Fund’s registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material related to the Fund.

Mariner has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (any said person, an “Indemnified Party”), against any and all losses, claims, damages, expenses or liabilities (including the reasonable costs of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) a material breach by Mariner of the New Sub-Advisory Agreement or of the representations and warranties made by Mariner in the New Sub-Advisory Agreement; (ii) any Improper Investment; (iii) any untrue statement of a material fact by Mariner contained in any Disclosure Document relating to Mariner and Mariner’s affiliates, the Fund’s investment strategies implemented by Mariner and related risks, and other information supplied by Mariner for inclusion therein, or the omission by Mariner from a Disclosure Document of a material fact regarding Mariner or Mariner’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) Mariner’s improper performance or non-performance of its duties under the New Sub-Advisory Agreement; provided, however, that nothing shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

•	Maintenance of Books and Records

Under the New Sub-Advisory Agreement, Mariner is required to maintain separate books and detailed records of all matters pertaining to the Fund’s assets advised by Mariner as required of Mariner by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to Mariner’s responsibilities under the New Sub-Advisory Agreement with respect to the Fund, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

•	Reporting Obligation

Mariner has an obligation to provide the Trust and the Adviser with quarterly compliance reports regarding the Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to Mariner’s obligations under the New Sub-Advisory Agreement. Mariner also has an obligation to notify the Trust’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer promptly upon detection of, among other things, (i) any material failure to manage the Fund’s assets in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or Mariner’s policies, guidelines or procedures.

•	Duration and Termination

The New Sub-Advisory Agreement is scheduled to continue in effect for an initial two-year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund, upon 60 days prior written notice to Mariner (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to Mariner and the Trust, or (c) by Mariner at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Adviser and the Trust.

•	Governing Law

The New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT MARINER

Mariner, a Delaware limited liability company formed in 1992, is located at 500 Mamaroneck Avenue, Suite 405, Harrison, New York 10528. Mariner is wholly-owned by MIG Holdings, LLC, which is 100% owned by Mariner employees. Chairman and Chief Executive Officer, Curtis Arledge and Founder, William J. Michaelcheck are majority owners, with the remainder held by a number of Mariner’s senior leaders. As of August 31, 2022, Mariner had approximately $6.5 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Mariner. The business address of each principal executive officer and director is 500 Mamaroneck Avenue, Suite 405, Harrison, New York 10528.

Name	Title
Curtis Arledge	Chairman and Chief Executive Officer
Charles R. Howe II	President and Chief Financial Officer
E.G. Fisher	Chief Investment Officer
John Kelty	Chief Operating Officer
Russell Thompson	Chief Compliance Officer
Peter J. O’Rourke	General Counsel
Daniel Bradley	Chief Risk Officer
Jamie Silver	Chief Commercial Officer
Justin Goh	Chief Strategy Officer

Mariner does not advise any other mutual funds with a similar investment objective as the Fund.

ADDITIONAL INFORMATION

Information about Other Service Providers

FS Fund Advisor, LLC (the “Adviser”) a Delaware limited liability company founded in 2017, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser dated April 11, 2022. The Adviser is located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As of August 31, 2022, the Adviser had approximately $569 million in assets under management.

For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. The Adviser pays the sub-advisers out of the advisory fees it receives from the Fund.

Before the Fund commenced operations on April 11, 2022, the Fund acquired the assets and liabilities of a predecessor fund (the “Predecessor Fund”), which was a series of FS Series Trust (the “Reorganization”). The Predecessor Fund was managed by the Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

For the fiscal year ended December 31, 2021, the Predecessor Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees	Sub-Advisory Fees Paid by the Adviser to Sub-Advisers	Advisory Fees Waived by the Adviser
$ 1,641,448	$995,258	$477,277

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this information statement.

Commissions Paid to Affiliated Brokers

During the Predecessor Fund’s most recently completed fiscal year ended December 31, 2021, the Predecessor Fund did not pay any commissions to affiliated brokers.

Beneficial Ownership of Shares

As of November 15, 2022, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

Class A Shares
Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	977,816.8450	39.34%
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	782,207.7040	31.47%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	193,928.2690	7.80%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	149,219.8270	6.00%
Class I Shares
Name and Address	Number of Shares	% of Class
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	19,023,834.0320	34.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9,150,699.9340	16.42%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7,732,295.7980	13.88%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Semi-Annual Report to Shareholders

Because the Fund has not yet completed an entire fiscal year, the Fund has not previously issued an annual report to shareholders. For a free copy of the Fund’s initial Semi-Annual Report dated June 30, 2022, which covers the period from the commencement of the Fund’s operations on April 11, 2022, through June 30, 2022, shareholders may call 1-877-628-8575 or write to the Fund at: FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-877-628-8575 or forward a written request to FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT A

Investment Sub-Advisory Agreement between FS Fund Advisor, LLC and Mariner Investment Group, LLC, relating to the FS Multi-Strategy Alternatives Fund

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT (the "Agreement") made as of this 12th day of October, 2022, by and between FS Fund Advisor, LLC (the "Adviser"), a Delaware limited liability company, with the Adviser's principal place of business at 201 Rouse Boulevard, Philadelphia, Pennsylvania 10167, and Mariner Investment Group, LLC (the "Subadviser"), a Delaware limited liability company, with the Subadviser' s principal place of business at 500 Mamaroneck Avenue, Suite 405, Harrison, New York 10528.

WITNESSETH

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the series set forth on Schedule A to this Agreement (each, a "Fund," and, collectively, the "Funds"), and pursuant to the provisions of the Investment Advisory Agreement, dated as of April 11, 2022, by and between the Adviser and the Trust (the "Management Agreement"), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.	The Subadviser's Services.

(a) Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the "Assets"). In said capacity, the Subadviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund (collectively, the "Investment Strategy"). The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's Assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, the Trust's By-Laws, and the Trust's registration statement on Form N-lA (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities & Exchange Commission (the "Commission"), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund Assets in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund's investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser's or the Board's respective sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise either the Adviser's or the Board's respective right to control the overall management of the Fund's assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund with respect to the Assets and to adhere on the Fund's behalf to the applicable International Swaps & Derivatives Association ("ISDA'') over-the-counter ("OTC") derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., "SEFs"), and, to this extent, has the authority to utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC option, and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. The Subadviser shall provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. For avoidance of doubt, except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of any Fund's investment program, for which investment program the Adviser shall be responsible, other than the management of the Assets in accordance with the Investment Strategy.

(b) Compliance. The Subadviser agrees to comply with the applicable requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser' s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, and provided to the Subadviser, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund's portfolio securities and performing the Subadviser's obligations hereunder, the Subadviser shall cause the Fund Assets to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser' s full responsibility for any of the foregoing.

(c) Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser shall retain the authority and responsibility to vote proxies for the Funds' securities and shall not delegate said authority to the Subadviser.

(d) Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust's Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund's Assets advised by the Subadviser, as required of the Subadviser by Rule 3la-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser's responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Subadviser shall provide regular reports regarding the Assets, and, on the Subadviser's own initiative, may furnish the Adviser, the Trust, and the Trust's Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust's Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund Assets for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and to provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund Assets as said entities reasonably may request from time to time in the performance of said entities' obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Subadvisers. In performance of the Subadviser' s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

2.	Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1"), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser's "Access Persons" (as that term is defined in the Subadviser's Code of Ethics) comply in all material respects with the Subadviser's Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser' s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably designed to prevent Access Persons from engaging in any conduct prohibited by the Subadviser's Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust's Board concerning the Subadviser' s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions or other appropriate corrective measures imposed by the Subadviser. The Subadviser promptly shall notify the Adviser and the Trust of any material violation of the Code (as reasonably determined by the Subadviser), whether or not said violation relates to a security held by a Fund.

3.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser's and the Trust's respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust's Chief Compliance Officer and Adviser's Chief Compliance Officer promptly upon detection of (i) any material failure to manage the Fund's Assets in accordance with the Fund's investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Subadviser's policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund's compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines, or procedures as applicable to the Subadviser's obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser's discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an "assignment" (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser' s records and premises (including the availability of the Subadviser' s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser's conduct of the Subadviser's business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust's officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser' s management of the Fund.

(c) Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser' s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser's officers and employees available to meet with the Board from time to time on due notice to review the Subadviser' s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d) Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents to perform such compliance testing on each Fund and the Subadviser' s services as the Adviser and the Trust, in the Adviser's or the Trust's respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents in no way relieves the Subadviser of the Subadviser' s own responsibilities under this Agreement.

4.	Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser' s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account with brokers or dealers selected by the Subadviser in accordance with the Subadviser' s brokerage policy and procedures. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement. Notwithstanding the foregoing, the Subadviser shall not be required to direct brokerage to any particular broker or dealer arranged by the Trust or the Adviser.

(c) Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser's best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances consistent with the Subadviser' s disclosed Brokerage and Best Execution Policy and Procedures and in accordance with the applicable policies and procedures of the Trust. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d) Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser's or the Subadviser's affiliates' services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the "brokerage and research services" provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser' s discretionary clients, including the Funds.

(e) Affiliated Brokers. The Subadviser or any of the Subadviser's affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser' s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser' s fees for services under this Agreement.

(f) Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust's principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser' s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g) Reporting of Transactions. The Subadviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodians and foreign custodians, the Trust's transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser's own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	Subadviser Representations, Warranties, and Covenants.

The Subadviser further represents, warrants, and covenants, as follows:

(a) Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment subadviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser' s investment management operations.

(b) ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part 1 of the Subadviser's Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Subadviser's Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser's Form ADV with the Commission or materially updating Part 2 of the Subadviser's Form ADV, shall furnish a copy (which may be via electronic link in lieu of an actual copy) of said amended or updated Form ADV to the Adviser and the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Fund (collectively the "Disclosure Documents"), that are provided to the Subadviser by the Adviser or the Fund, and as these Disclosure Documents relate to the Subadviser and the Subadviser' s affiliates, and represents and warrants that said Disclosure Documents, solely as these Disclosure Documents relate to the Subadviser and the Subadviser' s affiliates, contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use of the Names "Mariner" and "Galton". Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the names "Mariner" and "Galton" in connection with the Subadviser' s services to the Trust, and the Trust shall have the right to use the names "Mariner" and "Galton" in connection with the management and operation of the Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names "Mariner" and "Galton."

(e) Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount as determined by the Subadviser and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser' s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser' s insurance policies. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Subadviser represents and warrants that the Subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser' s selection of securities for a Fund, and that all said selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser' s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel's own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser's fiduciary duties under applicable law.

(g) Compliance Program of the Subadviser. The Subadviser represents and warrants that: (i) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser's supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (ii) to the extent that the Subadviser' s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that are reasonably designed to prevent violations of the "federal securities laws" (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser' s "Compliance Program").

(i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Adviser Representations, Warranties, and Covenants.

The Adviser further represents, warrants, and covenants, as follows:

(a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that reasonably is likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser's investment management operations.

(b) Authority. The execution, delivery, and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency, or official is required on the part of the Adviser for the execution, delivery, and performance of this Agreement, and the execution, delivery, and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule, or regulation applicable to the Adviser, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree, or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

(c) No Untrue Statements or Omissions. The Trust's Agreement and Declaration of Trust, the Trust's By-Laws, and the Registration Statement do not, to the knowledge of the Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading in light of the circumstances under which these statements were made.

(d) Licenses and Registrations. The Adviser has all governmental, regulatory, self- regulatory and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to each Fund and the Adviser shall obtain and maintain any said required licenses, registrations, memberships, and approvals.

(e) Ongoing Representations and Warranties. If, at any time during the term of this Agreement, the Adviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of the Adviser's representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Adviser shall provide prompt written notification to the Subadviser of said fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that the Adviser shall provide prompt notice to the Subadviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or otherwise is adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser's ability to perform this Agreement.

9.	Use of Names.

(a) The Name "FS Investments" and Track-Record. The Adviser grants to the Subadviser a non-exclusive sub-license to use the name "FS Investments" (the "Name"). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or to authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the Subadviser shall make reference to or use the Name or any of Adviser's respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser's and each Fund's identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials (e.g., marketing presentations, responses to due diligence questionnaires, and similar requests). The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser's agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a non-exclusive sub-license to use a Fund's name or the Funds' names (collectively, a "Fund Name"). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Trust authorizes the Subadviser to disclose the Fund Name as a client of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials (e.g., marketing presentations, responses to due diligence questionnaires, and similar requests). The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

For avoidance of doubt and notwithstanding anything to the contrary in this Agreement (including the confidentiality provisions of Section 16), the Subadviser, subject to the applicable federal securities laws and the rules thereunder, may use performance data that the Subadviser generates in connection with the Fund along with the name of a Fund in the Subadviser' s own client-account performance presentations (e.g., in marketing presentations by itself or along with the other client accounts advised by the Subadviser and the Subadviser' s portfolio investment team responsible for executing the Fund's investment strategy).

(b) The Names "Mariner" and "Galton". The Subadviser grants to the Adviser and Trust a non-exclusive sub-license to use the names "Mariner" and "Galton" (the "Subadviser Names") in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Names is not exclusive of the right of the Subadviser itself to use, or for the Subadviser to authorize others to use, the Subadviser Names; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Names. The Adviser shall use the Subadviser Names only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Names or any of the Subadviser's respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser and the Trust to satisfy the foregoing obligation. The non-exclusive sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund and, promptly upon said termination, the Adviser, the Trust and each Fund shall cease to use the Subadviser Names in any newly-printed materials.

To the extent that the Subadviser' s name is referenced in any advertising and sales material prepared by the Adviser, the Subadviser shall be entitled to review, and be afforded an opportunity to comment on, said materials in an effort to ensure that said information is materially accurate (e.g., does not contain untrue statements of any material facts and does not omit any statement of material fact or is otherwise considered to be misleading).

10.	Subadviser's Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser' s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the Allocated Assets. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

11.	Independent Contractor.

In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser' s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

12.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either:

(i) in the event of the Agreement's "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

13.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 13(d) hereof and unless terminated automatically as set forth in Section 12 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either: (i) by vote of the Trust's Board; or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, upon 60 days prior written notice to the Subadviser; or

(b) The Adviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c) The Subadviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d) This Agreement automatically shall terminate two (2) years from the date of the Agreement's execution unless the Agreement's renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders' approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e) Termination of this Agreement pursuant to this Section 13 shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund's assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, upon request, the Subadviser shall deliver the Fund's Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser. For avoidance of doubt, nothing herein shall prohibit the Subadvisor from maintaining copies of the Fund's Books and Records as required by applicable law or by the Subadviser' s internal policies and procedures.

14.	Certain Definitions.

For the purposes of this Agreement:

(a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.	Standard of Care; Liability of the Subadviser.

(a) The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund's Disclosure Documents relating to the Subadviser and the Subadviser's affiliates, the Fund's investment strategies implemented by the Subadviser and related risks, and other information supplied by the Subadviser for inclusion therein.

(b) The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

(c) The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an "Indemnified Party") against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties, made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser's affiliates, the Fund's investment strategies implemented by the Subadviser and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser' s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser's improper performance or non-performance of the Subadviser's duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust's shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person's office with the Trust.

16.	Confidentiality.

(a) From time to time, a party (the "Discloser") may disclose, exchange, or make available, the party's "Confidential Information" (as that term is defined below) to the other parties. For purposes of this Agreement, "Confidential Information" shall mean any information, data, or materials pertaining to a party's or the party's affiliates' or subsidiaries' business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by the recipient (the "Recipient"); (b) any information that is disclosed to the Recipient on a non-confidential basis by a third party who, to the Recipient's knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; (c) any information that already was in the Recipient's possession or the possession of the Recipient's Representatives (as that term is defined hereinbelow in Section 16(c)) prior to receiving said information from the Discloser; and (d) any information developed by the Recipient independently of, and without reference to, any Confidential Information disclosed by the Discloser to the Recipient.

(c) The Recipient acknowledges that any Confidential Information provided by the Discloser shall be used by the Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Infonnation shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Subject to Section 16(e) and Section (f) hereinbelow, the Recipient agrees: (i) to take reasonable steps to safeguard the Confidential Infonnation from theft, piracy, or unauthorized access, and to hold the Confidential Infonnation in strict confidence and secrecy using at least the same level of care and protection against disclosure as the Recipient uses in protecting the Recipient's own confidential and proprietary information; (ii) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (iii) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of the Discloser, other than as set forth in (v) below in this Section 16(c); (iv) to inform third-party recipients of the confidential nature of the Confidential Information; and (v) to disclose Confidential Information to the Recipient's officers, directors, representatives, agents, employees, advisors, accountants, legal counsel, service providers (including service providers of the Fund, Trust and the Adviser), and transaction counterparties (collectively, the "Representatives") only on a "need-to-know" basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by the Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither the Discloser nor any of the Discloser's officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and the Recipient agrees that none of these persons shall have any liability to the Recipient or any of the Recipient's representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) The Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of the Discloser. The Recipient agrees that a violation of any material provision of this Section 16 may cause the Discloser irreparable injury for which the Discloser may have no adequate remedy at law, and agrees that the Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to the Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency, or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. The Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, the Recipient shall use commercial reasonable efforts to cooperate at the Discloser's expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party's possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

17.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

18.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

19.	Change In the Subadviser's Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change-of-control of the Subadviser under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

20.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

21.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement's construction.

22.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and shall be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally-recognized overnight international delivery service, properly addressed to the party to receive said notice at the party's address specified herein, or at any other address that any party may designate by notice to the others.

Subadviser:

Peter O'Rourke

Mariner Investment Group, LLC
500 Mamaroneck Avenue, Suite 405

Harrison, New York 10528

[Telephone Number]

Email: porourke@marinercapital.com

with a copy to:

John Kelty

Mariner Investment Group, LLC

500 Mamaroneck Avenue, Suite 405

Harrison, New York 10528

[Telephone Number]

Email: jkelty@marinercapital.com

Adviser:

FS Fund Advisor, LLC

Attention: Legal

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

lisa.detwiler@fsinvestments.com [Telephone Number], with a copy to

Kristen.richards@fsinvestments.com [(913) 553-2250]

Michael G. Beattie, President

The Advisors' Inner Circle Funds III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(610) 676-1180

mbeattie@seic.com

To the extent that the Subadviser is required to deliver any reports or financial information related to the Assets and/or the services provided by the Subadviser hereunder, the Adviser and the Fund consent to electronic delivery of all said items. The Adviser and/or the Fund may revoke this consent at any time and request all said items be sent in hard copy.

23.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PURSUANT TO AN EXEMPTION FROM THE U.S. COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH COMMODITY TRADING ADVISORS WHOSE CLIENTS ARE LIMITED TO QUALIFIED ELIGIBLE PERSONS, THIS DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF INVESTING WITH THE SUB-ADVISER OR UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION HEREIN. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

FS FUND ADVISOR, LLC

By:		/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	Managing Director and General Counsel

MARINER INVESTMENT GROUP, LLC

By:		/s/ Peter O’Rourke
	Name:	Peter O’Rourke
	Title:	General Counsel

ACKNOWLEDGED & ACCEPTED BY:

THE ADVISORS' INNER CIRCLE FUND III

By:		/s/ Michael Beattie
	Name:	Michael G. Beattie
	Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated October 12, 2022, between

FS FUND ADVISOR, LLC

and

MARINER INVESTMENT GROUP, LLC

[Redacted]